SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 18, 2001
                                -----------------




                           RHBT Financial Corporation
                           --------------------------
                            (Exact name of registrant
                          as specified in its charter)




 South Carolina                    000-26905               58-2382426
--------------------------------------------------------------------------------
    (State or other                (Commission           (I.R.S. Employer
    jurisdiction of                File Number)           Identification No.)
    incorporation)




      315 East Main Street, P.O. Box 12037, Rock Hill, South Carolina 29731
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (803) 324-2500
                                 --------------




                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On December 18, 2001, RHBT Financial Corporation issued a press release announcing that its wholly owned subsidiary, Rock Hill Bank & Trust, had reached received notice from its insurer, Fidelity & Deposit Companies, that Fidelity & Deposit will pay in full the Bank's claim under a $5 million fidelity bond. Fidelity & Deposit's payment relates to the Bank's settlement of a previously announced lawsuit alleging that the Bank's former trust officer misdirected $9.5 million placed in an agency account in the Bank's trust department.

         Attached to this Form 8-K, and incorporated herein by reference, is a copy of the press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

          Exhibit No.            Description
             99.1                Press release issued December 18, 2001

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                         RHBT FINANCIAL CORPORATION



                                         By:  /s/ Herman E. Honeycutt
                                            ------------------------------------
                                                  Herman E. Honeycutt,
                                                  Chief Executive Officer

Dated: December 19, 2001

                                  Exhibit Index



    Exhibit No.       Description
    -----------       -----------
        99.1          Press release issued December 18, 2001